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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    ___________________________________





                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    ___________________________________



DATE OF REPORT:   MAY 4, 2004
DATE OF EARLIEST EVENT REPORTED:    MAY 4, 2004

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


           DELAWARE                   1-12929                36-4135495
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
       of incorporation)                                Identification Number)

                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:(828) 324-2200

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Item 7.  Financial Statements and Exhibits.
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      (c) Exhibit Description
          -------------------

          Exhibit       Description
          -------       -----------

              99.1 CommScope, Inc. Press Release relating to first quarter financial results dated May 4, 2004.

Item 12.      Results of Operations and Financial Condition.
              ----------------------------------------------

          On May 4, 2004, CommScope, Inc. issued a press release relating to its financial results for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 12 of this Current Report on Form 8-K.




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





Dated:  May 4, 2004





                                       COMMSCOPE, INC.


                                       By: /s/ Jearld L. Leonhardt
                                          ------------------------
                                       Name:   Jearld L. Leonhardt
                                       Title:  Executive Vice President and
                                               Chief Financial Officer



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

                               EXHIBIT INDEX





           Exhibit        Description
           -------        -----------

           99.1 CommScope, Inc. Press Release relating to first quarter financial results dated May 4, 2004.



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